                                OPTION CARE, INC.



                           DEFERRED COMPENSATION PLAN













                           Effective - January 1, 2001

                                OPTION CARE, INC.

                    NON-QUALIFIED DEFERRED COMPENSATION PLAN


                                                                                     TABLE OF CONTENTS
                                                                                     -----------------

ARTICLE I - PURPOSE..................................................................................4
         1.1 Statement of Purpose; Effective Date....................................................4

ARTICLE II - DEFINITIONS.............................................................................5
         2.1 Account.................................................................................5
         2.2 Base Salary.............................................................................5
         2.3 Beneficiary.............................................................................5
         2.4 Board...................................................................................5
         2.5 Bonus...................................................................................5
         2.6 Change in Control.......................................................................6
         2.7 Code....................................................................................6
         2.8 Committee...............................................................................6
         2.9 Compensation............................................................................7
         2.10 Corporation............................................................................7
         2.11 Deferral Account.......................................................................7
         2.12 Deferral Benefit.......................................................................7
         2.13 Determination Date.....................................................................7
         2.14 Eligible Employee......................................................................7
         2.15 Emergency Benefit......................................................................7
         2.16 Employer...............................................................................7
         2.17 Investment Return Rate.................................................................8
         2.18 Participant............................................................................8
         2.19 Participation Agreement................................................................8
         2.20 Plan...................................................................................8
         2.21 Plan Year..............................................................................8
         2.22 Selected Affiliate.....................................................................8
         2.23 Retirement.............................................................................8

ARTICLE III  - ELIGIBILITY AND PARTICIPATION.........................................................9
         3.1 Eligibility.............................................................................9
         3.2 Participation...........................................................................9
         3.3 Termination of Participation............................................................9
         3.4 Ineligible Participant..................................................................9

ARTICLE IV - DEFERRAL OF COMPENSATION................................................................10
         4.1 Amount of Deferral......................................................................10
         4.2 Crediting Deferred Compensation.........................................................10

ARTICLE V - BENEFIT ACCOUNTS.........................................................................11
         5.1 Determination of Account................................................................11
         5.2 Crediting of Investment Return..........................................................11
         5.3 Statement of Accounts...................................................................11
         5.4 Vesting of Accounts.....................................................................11

ARTICLE VI - PAYMENT OF BENEFITS.....................................................................12

                                           -2-

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         6.1 Payment of Deferral Benefit upon Retirement.............................................12
         6.2 Payment of Deferral Benefit upon Death, Disability or Involuntary Termination...........12
         6.3 Payment of Deferral Benefit upon Voluntary Termination..................................12
         6.4 Emergency Benefit.......................................................................12
         6.5  Form of Payment........................................................................13
         6.6 Commencement of Payments................................................................13
         6.7 Small Benefit...........................................................................13
         6.8 Specific Term Deferrals.................................................................14

ARTICLE VII - BENEFICIARY DESIGNATION................................................................15
         7.1 Beneficiary Designation.................................................................15
         7.2 Amendments..............................................................................15
         7.3 No Designation..........................................................................15
         7.4 Effect of Payment.......................................................................15

ARTICLE VIII - ADMINISTRATION........................................................................16
         8.1 Committee; Duties.......................................................................16
         8.2 Agents..................................................................................16
         8.3 Binding Effect of Decisions.............................................................16
         8.4 Indemnity of Committee..................................................................16

ARTICLE IX - AMENDMENT AND TERMINATION OF PLAN.......................................................17
         9.1 Amendment...............................................................................17
         9.2 Termination.............................................................................17

ARTICLE X - MISCELLANEOUS............................................................................18
         10.1 Funding................................................................................18
         10.2 Nonassignability.......................................................................18
         10.3 Legal Fees and Expenses................................................................19
         10.4 Captions...............................................................................19
         10.5 Governing Law..........................................................................19
         10.6 Successors.............................................................................19
         10.7 Right to Continued Service.............................................................20

EXHIBIT A............................................................................................21

EXHIBIT B............................................................................................22

EXHIBIT C............................................................................................23

EXHIBIT D............................................................................................24


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                                OPTION CARE, INC.

                           DEFERRED COMPENSATION PLAN


ARTICLE I - PURPOSE


1.1 STATEMENT OF PURPOSE; EFFECTIVE DATE.

This is the Option Care, Inc. Deferred Compensation Plan (the "Plan") made in the form of this Plan and in related agreements between the Employer and certain management or highly compensated employees. The purpose of the Plan is to provide management and highly compensated employees of the Employer with the option to defer the receipt of portions of their compensation payable for services rendered to the Employer. It is intended that the Plan will assist in attracting and retaining qualified individuals to serve as officers and managers of the Employer. The Plan is effective as of January 1, 2001.

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ARTICLE II - DEFINITIONS

When used in this Plan and initially capitalized, the following words and phrases shall have the meanings indicated:


2.1 ACCOUNT.

"Account" means the sum of a Participant's Deferral Account.under the Plan.


2.2 BASE SALARY.

"Base Salary" means a Participant's base earnings paid by an Employer to a Participant without regard to any increases or decreases in base earnings as a result of (i) an election to defer base earnings under this Plan or (ii) an election between benefits or cash provided under a Plan of an Employer maintained pursuant to Section 125 or 401(k) of the Code and as limited in Exhibit B attached hereto.


2.3 BENEFICIARY.

"Beneficiary" means the person or persons designated or deemed to be designated by the Participant pursuant to Article VII to receive benefits payable under the Plan in the event of the Participant's death.


2.4 BOARD.

"Board" means the Board of Directors of the Corporation.


2.5 BONUS.

"Bonus" means a Participant's annual bonus paid by the Employer to a Participant under the plans listed in Exhibit B attached hereto and to the degree limited in Exhibit B, as applicable, without regard to any decreases as a result of (i) an election to defer all or any portion of a bonus under this Plan or (ii) an election between benefits or cash provided under a plan of the Employer maintained pursuant to Section 401(k) of the Code.

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2.6 CHANGE IN CONTROL.

"Change in Control" means the date on which any of the following is effective:

     a. The acquisition of beneficial ownership (other than from the Corporation) by any person, entity or "group," within the meaning of
         Section 13 (d)(3) or Section 14 (d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), excluding, for this purpose, the Corporation or its subsidiaries, or any employee benefit plan of the Corporation or its subsidiaries that acquires beneficial ownership of voting securities of the Corporation (within the meaning of Rule 13d-3 promulgated under the Exchange Act), of 30% or more of either the then outstanding shares of common stock or the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally in the election of directors; or

     b. A change in the persons constituting the Board as its exists at the date hereof (the "Incumbent Board") such that the directors of the Incumbent Board no longer constitute a majority of the Board; provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election, by the Corporation's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this agreement, considered as though such person were a member of the Incumbent Board; or

     c. Approval by the stockholders of the Corporation of a reorganization, merger, consolidation in each case with respect to which persons who were the stockholders of the Corporation immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then outstanding voting securities, or a liquidation or dissolution of the Corporation or of the sale of all or substantially all of the assets of the Corporation.


2.7 CODE.

"Code" means the Internal Revenue Code of 1986, as amended.


2.8 COMMITTEE.

"Committee" has the meaning set forth in Section 8.1.

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2.9 COMPENSATION.

"Compensation" means the Base Salary and Bonus payable with respect to an Eligible Employee for each calendar year.


2.10 CORPORATION.

"Corporation" means Option Care, Inc. and any successor thereto.


2.11 DEFERRAL ACCOUNT.

"Deferral Account" means the account maintained on the books of the Employer for the purpose of accounting for the amount of Compensation that each Participant elects to defer under the Plan and for the amount of investment return credited thereto for each Participant pursuant to Article V.


2.12 DEFERRAL BENEFIT.

"Deferral Benefit" means the benefit payable to a Participant or his or her Beneficiary pursuant to Article VI.


2.13 DETERMINATION DATE.

"Determination Date" means a date on which the amount of a Participant's Account is determined as provided in Article V. Each ________ and ____________ shall be a Determination Date.


2.14 ELIGIBLE EMPLOYEE.

"Eligible Employee" means a highly compensated or key management employee of the Corporation who is designated by the Committee, by Name or group or description, in accordance with Section 3.1 as eligible to participate in the Plan.


2.15 EMERGENCY BENEFIT.

"Emergency Benefit" has the meaning set forth in Section 6.4.


2.16 EMPLOYER.

"Employer" means, with respect to a Participant, the Corporation or the Selected Affiliate which pays such Participant's Compensation.



                                       -7

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2.17 INVESTMENT RETURN RATE.

"Investment Return Rate" means:

         (a) In the case of an investment named in Exhibit C of a fixed income nature, the interest deemed to be credited,

         (b) In the case of an investment named in Exhibit C of an equity investment nature, the increase and decrease in deemed value and dividends deemed to be credited.


2.18 PARTICIPANT.

"Participant" means any Eligible Employee who elects to participate by filing a Participant Agreement as provided in Section 3.2.


2.19 PARTICIPATION AGREEMENT.

"Participation Agreement" means the agreement filed by a Participant, in the form prescribed by the Committee, pursuant to Section 3.2.


2.20 PLAN.

"Plan" means the Option Care, Inc. Deferred Compensation Plan, as amended from time to time.


2.21 PLAN YEAR.

"Plan Year" means a twelve-month period commencing January 1 and ending the following December 31, provided that the first Plan year shall commence January 1, 2001, and end December 31, 2001.


2.22 SELECTED AFFILIATE.

"Selected Affiliate" means (1) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the chain owns or controls, directly or indirectly, stock possessing not less than 50 percent of the total combined voting power of all classes of stock in one of the other corporations, or (2) any partnership or joint venture in which one or more of such corporations is a partner or venturer, each of which shall be selected by the Committee.


2.23 RETIREMENT

"Retirement" means the voluntary termination of a Participant when retirement is permitted under the OPTION CARE, INC. as defined therein. Early Retirement Date which is the first day of any month coincident with or next following the month in which the Participant reaches age 55 with his age plus Years of Service equaling 75 or more.

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ARTICLE III  - ELIGIBILITY AND PARTICIPATION


3.1 ELIGIBILITY.

Eligibility to participate in the Plan is limited to Eligible Employees. From time to time, and subject to Section 3.4, the Committee shall prepare, and attach to the Plan as Exhibit A, a complete list of the Eligible Employees, by individual name or by reference to an identifiable group of persons or by descriptions of the components of compensation of an individual which would qualify individuals which are eligible to participate and all of whom shall be a select group of management or highly compensated employees.


3.2 PARTICIPATION.

Participation in the Plan shall be limited to Eligible Employees who elect to participate in the Plan by filing a Participation Agreement with the Committee. An Eligible Employee shall commence participation in the Plan upon the first day of his or her first payroll period following the receipt of his or her Participation Agreement by the Committee.


3.3 TERMINATION OF PARTICIPATION.

A Participant may change a previously elected percentage of deferral of Salary or elect to terminate his or her participation in the Plan at any time by filing a written notice thereof with the Committee. Changes will only become effective as of the beginning of the next payroll period following receipt of the change in election by the Committee and in accordance with the Company's prevailing administrative procedures. Amounts credited to such Participant's Account with respect to periods prior to the effective date of such termination shall continue to be payable pursuant to, receive investment return on, and otherwise be governed by, the terms of the Plan.


3.4 INELIGIBLE PARTICIPANT.

Notwithstanding any other provisions of this Plan to the contrary, if the Committee determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or regulations thereunder, the Committee may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Employer shall make an immediate lump sum payment to the Participant equal to the vested amount credited to his Account. Upon such payment, no benefit shall thereafter be payable under this Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his Account will be deemed to be canceled.

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ARTICLE IV - DEFERRAL OF COMPENSATION


4.1 AMOUNT OF DEFERRAL.

With respect to each Plan Year, a Participant may elect to defer a specified percentage of his or her Compensation up to the percentage of compensation defined and the terms described in Exhibit B attached hereto. A Participant may change the percentage of his or her Compensation to be deferred by filing a written notice thereof with the Committee. Any such change shall be effective as of the first day of the Plan Year immediately following the Plan Year in which such notice is filed with the Committee.


4.2 CREDITING DEFERRED COMPENSATION.

The amount of Compensation that a Participant elects to defer under the Plan shall be credited by the Employer to the Participant's Deferral Account monthly. To the extent that the Employer is required to withhold any taxes or other amounts from a Participant's deferred Compensation pursuant to any state, federal or local law, such amounts shall be withheld only from the Participant's Bonus compensation before such amounts are credited unless the Participant notes otherwise, in writing, at the time his election to defer is made

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ARTICLE V - BENEFIT ACCOUNTS


5.1 DETERMINATION OF ACCOUNT.

As of each Determination Date, a Participant's Account shall consist of the balance of the Participant's Account as of the immediately preceding Determination Date, plus the Participant's deferred Compensation credited pursuant to Section 4.2 since the immediately preceding Determination Date, plus investment return credited as of such Determination Date pursuant to Section 5.1, minus the aggregate amount of distributions, if any, made from such Account since the immediately preceding Determination Date.


5.2 CREDITING OF INVESTMENT RETURN.

As of each Determination Date, each Participant's Deferral Account shall be increased by the amount of investment return earned since the immediately preceding Determination Date. Investment return shall be credited at the Investment Return Rate as of such Determination Date based on the average balance of the Participant's Deferral Account respectively, since the immediately preceding Determination Date, but after such Accounts have been adjusted for any deferrals or distributions to be credited or deducted for such period. Investment return for the period prior to the first Determination Date applicable to a Deferral Account shall be deemed earned ratably over such period. Until a Participant or his or her Beneficiary receives his or her entire Account, the unpaid balance thereof shall earn an investment return as provided in this Section 5.2.


5.3 STATEMENT OF ACCOUNTS.

The Committee shall provide to each Participant, within 120 days after the close of each Plan Year, a statement setting forth the balance of such Participant's Account as of the last day of the preceding Plan Year and showing all adjustments made thereto during such Plan Year.


5.4 VESTING OF ACCOUNTS.

Except as provided in Sections 10.1 and 10.2, a Participant shall be 100% vested in his or her Deferral Account at all times.

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ARTICLE VI - PAYMENT OF BENEFITS


6.1 PAYMENT OF DEFERRAL BENEFIT UPON RETIREMENT.

Upon the termination of service of the Participant as an employee of the Employer and all Selected Affiliates, for reason of retirement, the Employer shall pay to the Participant a Deferral Benefit based on his written election pursuant to 6.1.


6.2 PAYMENT OF DEFERRAL BENEFIT UPON DEATH, DISABILITY OR INVOLUNTARY
    TERMINATION.

Upon the death, Disability or Involuntary Termination of a Participant, the Employer shall pay to the Participant or his Beneficiary, as the case may be, a Deferral Benefit equal to the balance of his or her vested Account determined pursuant to Article V, less any amounts previously distributed in a lump sum.


6.3 PAYMENT OF DEFERRAL BENEFIT UPON VOLUNTARY TERMINATION.

Upon the Voluntary Termination of service of the Participant as an employee of the Employer and all Selected Affiliates for reasons other than Retirement, the Employer shall pay to the Participant or his Beneficiary, as the case may be, a Deferral Benefit equal to the balance of his or her vested Account determined pursuant to Article V, less any amounts previously distributed, twelve (12) months after Voluntary Termination occurs. If, during that twelve (12) month period, the Participant violates the Confidentiality Agreement or Intellectual Property Agreement that are incorporated into the Participation Agreement, the Participant's Deferral Account Balances shall be reduced to reflect the value that they would have on that date if they were credited with the lower of 30-day treasury rates or 6% from the time the deferrals to those accounts were initially made.


6.4 EMERGENCY BENEFIT.

In the event that the Committee, under written request of a Participant, determines, in its sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Employer shall pay to the Participant, as soon as practicable following such determination, an amount necessary to meet the emergency (the "Emergency Benefit"), but not exceeding the aggregate balance of such Participant's Deferral Account as of the date of such payment. For purposes of this Section 6.4, an "unforeseeable financial emergency" shall mean an event that the Committee determines to give rise to an unexpected need for cash arising from an illness, disability, casualty loss, sudden financial reversal or other such unforeseeable occurrence. Cash needs arising from foreseeable events such as the purchase of a house or education expenses for children shall not be considered to be the result of an unforeseeable financial emergency. Amounts of an Emergency Benefit may not exceed the amount the Committee reasonably determines to be necessary to meet such emergency needs (including taxes incurred by reason of a taxable distribution). The amount of the Deferral Benefit otherwise payable under the Plan to such Participant shall be adjusted to reflect the early payment of the Emergency Benefit.

6.5      FORM OF PAYMENT.

The Deferral Benefit payable pursuant to Section 6.1 shall be paid in one of the following forms, as elected by the Participant in his or her Participant Agreement on file as of one (1) year and one (1) day prior to the date of termination

         (a) Annual payments of a fixed amount which shall amortize the vested Account balance, or the in-service distribution portion thereof, as of the payment commencement date over a period not to exceed ten (10) years (together, in the case of each annual payment, with interest thereon credited after the payment commencement date pursuant to Section 5.2).

         (b)      A lump sum.


6.6 COMMENCEMENT OF PAYMENTS.

Commencement of payments under Section 6.1 of the Plan shall begin within 60 days following receipt of written notice by the Committee of an event which entitles a Participant (or a Beneficiary) to payments under the Plan.


6.7 SMALL BENEFIT.

In the event the Committee determines that the balance of a Participant's Account is less than $500 at the time of commencement of payments, or the portion of the balance of the Participant's Account payable to any Beneficiary is less than $500 at the time of commencement of payments, the Committee may inform the Employer and the Employer, in its discretion, may choose to pay the benefit in the form of a lump sum payment, notwithstanding any provision of the Plan or a Participant election to the contrary. Such lump sum payment shall be equal to the balance of the Participant's Account or the portion thereof payable to a Beneficiary.

6.8 SPECIFIC TERM DEFERRALS

The Company may, from time to time, offer to Participants the opportunity to defer specific amounts of Base Salary or Bonus for a specific duration and paid out in installments prior to normal retirement. These deferrals will be accounted for separately and will be paid out given an election that applies only to that deferral. The specific terms of each offering will be described in a memorandum that will be attached to this document. Except where specifically mentioned in the memorandum, the terms of these deferrals will adhere to all of the other provisions of the Plan.

ARTICLE VII - BENEFICIARY DESIGNATION


7.1 BENEFICIARY DESIGNATION.

Each Participant shall have the right, at any time, to designate any person or persons as his Beneficiary to whom payment under the Plan shall be made in the event of his or her death prior to complete distribution to the Participant of his or her Account. Any Beneficiary designation shall be made in a written instrument provided by the Committee. All Beneficiary designations must be filed with the Committee and shall be effective only when received in writing by the Committee.


7.2 AMENDMENTS.

Any Beneficiary designation may be changed by a Participant by the filing of a new Beneficiary designation, which will cancel all Beneficiary designations previously filed.


7.3 NO DESIGNATION.

If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, then the Participant's designated Beneficiary shall be deemed to be the Participant's estate.


7.4 EFFECT OF PAYMENT.

Payment to a Participant's Beneficiary (or, upon the death of a primary Beneficiary, to the contingent Beneficiary or, if none, to the Participant's estate) shall completely discharge the Employer's obligations under the Plan.

ARTICLE VIII - ADMINISTRATION


8.1 COMMITTEE; DUTIES.

The administrative committee for the Plan (the "Committee") shall be those members of the Management and Compensation Committee of the Board who are not Participants, as long as there are at least three such members. If there are not at least three such non-participating persons on the Compensation Committee, the Chief Executive Officer of the Corporation shall appoint other non-participating Directors or Corporation officers to serve on the Committee. The Committee shall supervise the administration and operation of the Plan, may from time to time adopt rules and procedures governing the Plan and shall have authority to give interpretive rulings with respect to the Plan.


8.2 AGENTS.

The Committee may appoint an individual, who may be an employee of the Corporation, to be the Committee's agent with respect to the day-to-day administration of the Plan. In addition, the Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Corporation.


8.3 BINDING EFFECT OF DECISIONS.

Any decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan shall be final and binding upon all persons having any interest in the Plan.


8.4 INDEMNITY OF COMMITTEE.

The Corporation shall indemnify and hold harmless the members of the Committee and their duly appointed agents under Section 8.2 against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to the Plan, except in the case of gross negligence or willful misconduct by any such member or agent of the Committee.

ARTICLE IX - AMENDMENT AND TERMINATION OF PLAN


9.1 AMENDMENT.

The Corporation, on behalf of itself and of each Selected Affiliate may at any time amend, suspend or reinstate any or all of the provisions of the Plan, except that no such amendment, suspension or reinstatement may adversely affect any Participant's Account, as it existed as of the day before the effective date of such amendment, suspension or reinstatement, without such Participant's prior written consent. Written notice of any amendment or other action with respect to the Plan shall be given to each Participant.


9.2 TERMINATION.

The Corporation, on behalf of itself and of each Selected Affiliate, in its sole discretion, may terminate this Plan at any time and for any reason whatsoever. Upon termination of the Plan, the Committee shall take those actions necessary to administer any Accounts existing prior to the effective date of such termination; provided, however, that a termination of the Plan shall not adversely affect the value of a Participant's Account, the crediting of investment return under Section 5.2 or the timing or method of distribution of a Participant's Account, without the Participant's prior written consent. Notwithstanding the foregoing, a termination of the Plan shall not give rise to accelerated or automatic vesting of any Participant's Matching Account.

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ARTICLE X - MISCELLANEOUS


10.1 FUNDING.

Participants, their Beneficiaries, and their heirs, successors and assigns, shall have no secured interest or claim in any property or assets of the Employer. The Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Employer to pay money in the future. Notwithstanding the foregoing, in the event of a Change in Control, the Corporation shall create an irrevocable trust, or before such time the Corporation may create an irrevocable or revocable trust, to hold funds to be used in payment of the obligations of Employers under the Plan. In the event of a Change in Control or prior thereto, the Employers shall fund such trust in an amount equal to no less than the total value of the Participants' Accounts under the Plan as of the Determination Date immediately preceding the Change in Control, provided that any funds contained therein shall remain liable for the claims of the respective Employer's general creditors.


10.2 NONASSIGNABILITY.

No right or interest under the Plan of a Participant or his or her Beneficiary (or any person claiming through or under any of them), other than the surviving spouse of any deceased Participant, shall be assignable or transferable in any manner or be subject to alienation, anticipation, sale, pledge, encumbrance or other legal process or in any manner be liable for or subject to the debts or liabilities of any such Participant or Beneficiary. If any Participant or Beneficiary (other than the surviving spouse of any deceased Participant) shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his or her benefits hereunder or any part thereof, or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Committee, in its discretion, may terminate his or her interest in any such benefit (including the Deferral Account) to the extent the Committee considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a written "termination declaration" with the Secretary of the Corporation and making reasonable efforts to deliver a copy to the Participant or Beneficiary whose interest is adversely affected (the "Terminated Participant").

As long as the Terminated Participant is alive, any benefits affected by the termination shall be retained by the Employer and, in the Committee's sole and absolute judgment, may be paid to or expended for the benefit of the Terminated Participant, his or her spouse, his or her children or any other person or persons in fact dependent upon him or her in such a manner as the Committee shall deem proper. Upon the death of the Terminated Participant, all benefits withheld from him or her and not paid to others in accordance with the preceding sentence shall be disposed of according to the provisions of the Plan that would apply if he or she died prior to the time that all benefits to which he or she was entitled were paid to him or her.

10.3 LEGAL FEES AND EXPENSES.

It is the intent of the Corporation and each Selected Affiliate that no Eligible Employee or former Eligible Employee be required to incur the expenses associated with the enforcement of his or her rights under this Plan by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to an Eligible Employee hereunder. Accordingly, if after a Change in Control it should appear that the Employer has failed to comply with any of its obligations under this Plan or in the event that the Employer or any other person takes any action to declare this Plan void or unenforceable, or institutes any litigation designed to deny, or to recover from, the Eligible Employee the benefits intended to be provided to such Eligible Employee hereunder, the Employer irrevocably authorizes such Eligible Employee from time to time to retain counsel of his or her choice, at the expense of the Employer as hereafter provided, to represent such Eligible Employee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Employer or any director, officer, stockholder or other person affiliated with the Employer in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Employer and such counsel, the Employer irrevocably consents to such Eligible Employee's entering into an attorney-client relationship with such counsel, and in that connection the Employer and such Eligible Employee agree that a confidential relationship shall exist between such Eligible Employee and such counsel. The Employer shall pay and be solely responsible for any and all attorneys' and related fees and expenses incurred by such Eligible Employee as a result of the Employer's failure to perform under this Plan or any provision thereof; or as a result of the Employer or any person contesting the validity or enforceability of this Plan or any provision thereof.


10.4 CAPTIONS.

The captions contained herein are for convenience only and shall not control or affect the meaning or construction hereof.


10.5 GOVERNING LAW.

The provisions of the Plan shall be construed and interpreted according to the laws of the Commonwealth of Pennsylvania.


10.6 SUCCESSORS.

The provisions of the Plan shall bind and inure to the benefit of the Corporation, its Selected Affiliates, and their respective successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Corporation or a Selected Affiliate and successors of any such corporation or other business entity.

10.7 RIGHT TO CONTINUED SERVICE.

Nothing contained herein shall be construed to confer upon any Eligible Employee the right to continue to serve as an Eligible Employee of the Employer or in any other capacity.













EXECUTED THIS _______________  DAY OF _______________, 20__.





                                      OPTION CARE, INC.



                                      BY:
                                          -------------------------------------



                                      TITLE:
                                             ----------------------------------

                                                                       EXHIBIT A

                             RE: SECTION 3.1 - DESCRIPTION OF ELIGIBLE EMPLOYEES

                                                           Date: January 1, 2001

THE COMMITTEE HAS DETERMINED THAT THE FOLLOWING NAMED INDIVIDUALS OR GROUPS OF PERSONS OR DESCRIPTIONS OF THE COMPONENTS OF COMPENSATION OF AN INDIVIDUAL WHICH WOULD QUALIFY INDIVIDUALS WHICH ARE ELIGIBLE TO PARTICIPATE IN THE PLAN AS ELIGIBLE EMPLOYEES:



  --------------------------------------------------------------------------
  NAME OR DESCRIPTION                                    ELIGIBLE AS OF:
  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

  --------------------------------------------------------------------------

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                                   -21-

                                                                       EXHIBIT B

                                            RE: SECTION 4.1 - AMOUNT OF DEFERRAL

                                                           Dated: January 1,2001



AS OF THE DATE ABOVE, AND EFFECTIVE UNTIL THIS EXHIBIT IS MODIFIED BY THE COMMITTEE, THE TABLE BELOW INDICATES THE TYPES OF COMPENSATION WHICH ARE ELIGIBLE FOR INCOME DEFERRAL AT THE ASSIGNED PERCENTAGES AS NOTED:


------------------------------------- ---------------------------------- ----------------------------------

        TYPE OF COMPENSATION                MAXIMUM PERCENTAGE               OTHER LIMITATIONS
                                           THAT CAN BE DEFERRED
------------------------------------- ---------------------------------- ----------------------------------
Base Salary                                          25%                 Offset by any amount deferred on
                                                                         a pre-tax basis in the Employee
                                                                         Savings and Thrift Plan.
                                                                         Deferrals to this Plan will be
                                                                         modified to prevent Participant
                                                                         income for qualified plans
                                                                         purposes from falling below the
                                                                         limit as described in IRC
                                                                         Section 401(a)(17) currently set
                                                                         $170,000.
------------------------------------- ---------------------------------- ----------------------------------
Annual Bonus                                        100%                 In increments of 25%
------------------------------------- ---------------------------------- ----------------------------------

------------------------------------- ---------------------------------- ----------------------------------

                                                                       EXHIBIT C

                                       RE: SECTION 2.18 - INVESTMENT RETURN RATE

                                                           Date: January 1, 2000


The following indicate the investment account equivalents available as of the date indicated that are used in determining the Investment Return Rate.


 ------------------------------------ ------------------------
           ACCOUNT NAME                   EFFECTIVE DATE
------------------------------------ ------------------------
 Janus Balanced                              1/1/2001
 ------------------------------------ ------------------------
 Invesco Equity Income                       1/1/2001
 ------------------------------------ ------------------------
 Janus Fund                                  1/1/2001
 ------------------------------------ ------------------------
 Janus Worldwide                             1/1/2001
 ------------------------------------ ------------------------
 Janus Olympus                               1/1/2001
 ------------------------------------ ------------------------
 BlackRock Small Cap Growth                  1/1/2001


 ------------------------------------ ------------------------
 BlackRock Money Market                      1/1/2001
 ------------------------------------ ------------------------
 BlackRock Core Bond                         1/1/2001
 ------------------------------------ ------------------------

 ------------------------------------ ------------------------


                                                                       EXHIBIT D

                                                     RE: SECTION 8.1 - COMMITTEE

                                                           Date: January 1, 2001


The following indicate the Committee Members for the Option Care, Inc. Deferred Compensation Plan.

 ------------------------------------------------------------------------------

                                COMMITTEE MEMBERS

-------------------------------------------------------------------------------

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                                        -24-